                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement           [  ]  Confidential,  for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Farmers Capital Bank Corporation
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                            Frankfort, Kentucky 40601

                    Notice of Annual Meeting of Shareholders
                             to be Held May 12, 1998

     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation (the "Corporation") will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 12, 1998 at 11:00 a.m. for the following purposes:

     1. The election of four directors for three-year terms ending in 2001 or until their successors have been elected and qualified;

     2. Ratification of the Corporation's Nonqualified Stock Option Plan, as described in the Proxy Statement;

     3. Amendment of the Corporation's Articles of Incorporation to increase the authorized common Stock and to reduce the par value of the Common Stock;

     4.   Ratification   of  the   appointment  of  KPMG  Peat  Marwick  LLP  as
          independent   principal   accountants  for  the  Corporation  and  its
          subsidiaries for the calendar year 1998; and

     5. The transaction of such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 1998 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

                                   By order of the Board of Directors,



                                   James H. Childers
                                   Secretary

Frankfort, Kentucky
April 3, 1998

                             YOUR VOTE IS IMPORTANT

     Please  date,   sign  and  promptly   return  the  enclosed  proxy  in  the
accompanying postage-paid envelope.

                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                            Frankfort, Kentucky 40601
                                  502/227-1600

                                 Proxy Statement
                    Annual Shareholders Meeting-May 12, 1998

GENERAL

     The  Board  of  Directors  of  Farmers   Capital  Bank   Corporation   (the
"Corporation") hereby solicits your proxy for use at the 1998 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 12, 1998 at 11:00 a.m. The persons named as proxies in the form of proxy, Charles S. Boyd and Dr. John P. Stewart, have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Corporation, by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 3, 1998.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting, except that voting rights are cumulative in connection with the election of directors. Shareholders being present at the meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     In the election of directors, each shareholder is entitled to as many votes as are equal to the number of such shareholder's shares of Corporation Common Stock multiplied by the number of directors to be elected, and the shareholder may cast all such votes for a single nominee or distribute such votes among two or more nominees as the shareholder sees fit. For example, if you own 100 shares of Corporation Common Stock you can give each of the four nominees 100 votes, one of the nominees all 400 votes or any other division of your 400 votes among the nominees as you see fit. Any vote for the election of directors on the Board of Directors proxy form as described herein will constitute discretionary authority to the named proxies to cumulate the votes to which such proxy forms relate as they shall determine. If a quorum is present, the four individuals who receive the largest number of votes are elected as directors.

     Only shareholders of record at the close of business on April 1, 1998 will be entitled to receive notice or and to vote at the Meeting. One February 15, 1998 there were 3,780,120 shares of Corporation Common Stock issued and outstanding.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five (5%) percent of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.


                                  Amount and Nature
                                  of Beneficial
                                  Ownership of
                                  Corporation
Name and Address of               Common Stock as of             Percent
Beneficial Owner                  February 15, 1998              of Class 1
---------------------------------------------------------------------------

Farmers Bank & Capital            536,805.7765 2                   14.20
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY  40601

1 Based on 3,780,120 shares of Corporation Common Stock outstanding as of February 15, 1998.

2 The shares indicated are held by the Trust Department of Farmers Bank & Capital Trust Co., a wholly owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 474,047.4591 shares, or approximately 12.54% of the outstanding shares. It has shared voting capacity with respect to 13,144.3174 shares or .35% of the outstanding shares. It has no voting rights with respect to 49,614 shares or 1.31% of the outstanding shares.
  In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 316,958.5412 shares or 8.38% of outstanding shares, shared investment power with respect to 46,897.2353 shares or 1.24% of the outstanding shares, and no investment power with respect to 171,350 shares or 4.53% of the shares outstanding.

                              ELECTION OF DIRECTORS

     At the 1998 Annual Meeting of Shareholders, four directors will be elected to hold office for three-year terms ending in 2001 or until their successors are elected and qualified.

     The enclosed proxy will be voted for the election of the nominees listed in the table below under the caption, "Nominees For Three-Year Terms Ending in 2001", for the Office of Director. If any of the nominees has become unavailable for any reason at the time of the Meeting, the proxy will vote for such substitute nominee as the Corporation's Board of Directors shall determine. The Board of Directors currently knows of no reason why any of the nominees listed below is likely to become unavailable. If considered desirable, cumulative voting will be exercised to elect as many of such nominees as possible.


                                                         Principle
                    Has Served    Position and           Occupation
Nominee             As Director   Offices with           During the
and age             Since 1       Corporation 2          Past Five Years
------------------------------------------------------------------------

                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2001

Lloyd C. Hillard, Jr    1996    Director; President,     President and CEO of
(51)                            CEO and Director of      First Citizens Bank
                                First Citizens Bank

Harold G. Mays          1996    Director                 President of H. G. Mays
(63)                                                     Corp. (asphalt paving
                                                         contractor)

Robert Roach, Jr.       NA      NA                       Retired Teacher
(59)

Dr. John D. Sutterlin   NA      Chairman of the          Dentist, Sutterlin &
(57)                            Board of Directors of    Bradshaw, P.S.C.
                                Farmers Bank

                                                         Principle
                    Has Served    Position and           Occupation
Nominee             As Director   Offices with           During the
and age             Since 1       Corporation 2          Past Five Years
------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999

G. Anthony Busseni  1996          President, CEO and     President and CEO of
(50)                              Director, Farmers Bank Farmers Georgetown
                                  and Trust Company of
                                  Georgetown ("Farmers
                                  Georgetown")

James. E. Bondurant 1996          Director; Chairman     District Judge, Larue
(68)                              of the Board of        County, Kentucky,
                                  Directors of First     District Court
                                  Citizens Bank

James H. Childers   1996          Director; Executive    Executive Vice
(55)                              Vice President,        President, Secretary
                                  Secretary and General  and General Counsel of
                                  Counsel of the         the Corporation since
                                  Corporation; Director January 1995; Senior of Farmers Georgetown Vice President,
                                                         Secretary and General
                                                         Counsel, prior to
                                                         January 1995

E. Bruce Dungan     1982          Director; Director of  Retired; President and
(69)                              First Citizens Bank,   CEO of the Corporation
                                  Kentucky Banking       from May 1988 to
                                  Centers, Inc. ("Ky.    December 1991
                                  Banking Centers")
                                  and FCB Services, Inc.
                                  ("FCB Services")

                                                         Principle
                    Has Served    Position and           Occupation
Nominee             As Director   Offices with           During the
and age             Since 1       Corporation 2          Past Five Years
------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000

Frank W. Sower, Jr. 1996           Director              Appeals Officer,
(58)                                                     Internal Revenue
                                                         Service

J. Barry Banker3    1996           Director              President of Stewart
(46)                                                     Home School

Charles S. Boyd     1992           Director; President   President and CEO of
(56)                               and CEO of the        the Corporation, since
                                   Corporation;          January 1992
                                   Director of United
                                   Bank & Trust Co.
                                   ("United Bank"),
                                   Lawrenceburg
                                   National Bank
                                   ("Lawrenceburg
                                   Bank"), Farmers
                                   Georgetown, Farmers
                                   Bank, First Citizens
                                   Bank, Ky. Banking
                                   Centers,and FCB
                                   Services

Cecil D. Bell        1997          Director; Chairman     Farmer
(57)                               of the Board, Farmers
                                   Georgetown

1 refers to the year in which the nominee or the continuing director became a director of the Corporation.

2 All corporations listed in this column either are the Corporation itself or subsidiaries of the Corporation.

3 J. Barry Banker is the son-in-law of Dr. John P. Stewart, the Chairman Emeritus. The foregoing is the only "family relationship" between any director, executive officer, or person nominated or chosen to become a director or executive director. "Family relationship" means a relationship by blood, marriage or adoption, not more remote than first cousin.
--------------------------------------------------------

     None of the nominees or continuing directors is a director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the nominees and continuing directors listed in the table above, Mr. Charles T. Mitchell serves as an Advisory Director to the Corporation. The retirement policy for directors of the Corporation states that a director shall retire effective as of the Annual Meeting of Shareholders next following the date on which the director attains age 70. Thereafter, any such director may, at the discretion of the Board of Directors, become an Advisory Director. Dr. John P. Stewart will become an Advisory Director and Chairman Emeritus in May 1998.

     There were six meetings of the Board of Directors during 1997, and all directors attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belong.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee. The Corporation has no standing nomination committee. The Retirement Committee consists of William R. Sykes - President and CEO of Farmers Bank, Charles S. Boyd, G. Anthony Busseni, Brenda Rogers - Secretary of Farmers Bank, James E. Staples - Vice President of the Corporation, Paul H. Vaughn - Executive Vice President of Lawrenceburg Bank, Charles T. Mitchell, and Harold G. Mays. During 1997, the Retirement Committee met four times. The Committee establishes investment policy and monitors investment results for the plans. It also, from time to time, recommends amendments to the plans to the Board of Directors.

     The Audit Committee consists of Charles T. Mitchell, Dr. John P. Stewart, Frank W. Sower, Jr. and J. Barry Banker. During 1997, the Audit Committee met five times. The Committee reviews the reports from the internal audit staff and recommends appropriate actions.

     The Compensation Committee for 1997 consisted of Dr. John P. Stewart, Charles T. Mitchell and Frank W. Sower, Jr. The Compensation Committee met three times during 1997. The Committee establishes the salary of the chief executive officer, approves his recommendations of salaries for the other executive officers, and in the future, will determine participation in the Stock Option Plan, if ratified, and the extent of participation therein.

STOCK OWNERSHIP OF MANAGEMENT

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all directors and nominees, advisory directors and executive officers. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                              Amount and Nature of
                              Beneficial Ownership of               Percent
                              Corporation Common                    of
Name                          Stock as of February 15, 1998 1       Class2
---------------------------------------------------------------------------

J. Barry Banker                         2,232.671 3                    .06

Cecil D. Bell                           1,000                          .03

James E. Bondurant                         55                          .00

Charles S. Boyd                        11,182.37  4                    .30

G. Anthony Busseni                        418.85  5                    .01

James H. Childers                       9,455.72  6                    .25

Benjamin Crain*                           784.041                      .02

E. Bruce Dungan                        40,882.99  7                   1.08

Lloyd C. Hillard, Jr                    1,051.68  8                    .03

Harold G. Mays                          1,671.19  9                    .04

Charles T. Mitchell                    16,500     10                   .44

Robert Roach, Jr.**                    10,000                          .26

Frank W. Sower, Jr                     27,058     11                   .72

John P. Stewart                        37,750     12                  1.00

John D. Sutterlin**                    30,237.84  13                   .80

William R. Sykes                        7,584.01  14                   .20

All directors and nominees,           311,312.247                     8.28
  advisory directors and
  officers as a group

*Mr. Crain's term ends May 12, 1998.

**Mr. Roach and Mr. Sutterlin are nominees for three year terms ending in 2001.

1 All entries are based on information provided to the Corporation by its directors and officers. The persons listed, unless otherwise indicated, are the sole owners of the reported securities and accordingly exercise both sole voting and sole investment power over the securities.

2 Based on 3,780,120 shares of Corporation Common Stock outstanding as of February 15, 1998.

3 Includes 1,700 shares held by Farmers Bank in trust for Mr. Banker's wife.

4 Includes  8,186.424  shares held jointly with Mr. Boyd's wife,  Lee Boyd;  and
443.932 shares held for him in the Employee's Stock Ownership Plan (the ESOP).

5 Includes 252.824 shares held for him in the ESOP; and 54.714 shares held by his wife as custodian for his daughter, Kristen E. Busseni.

6 Includes 377.918 shares held in a Keogh Plan Account; 675 shares held in trust for his children with his wife serving as trustee; and 402.803 shares held by the ESOP; and 1,000 shares held jointly with his father.

7 Includes 2,625 shares owned by Mr. Dungan's son, Bruce G. Dungan, a Vice President of Farmers Bank; 1,100 shares held by Mr. Dungan's son, Patrick M. Dungan; 21,000 shares owned by Mr. Dungan's wife, Peggy D. Dungan; and 657.847 shares held by the ESOP.

8 Includes 46.954 shares held for him by the ESOP; 100 shares held in a self directed IRA for the benefit of his wife Judy; 746.177 shares held in a self directed IRA for his benefit; and 100 shares held in a profit sharing trust for the benefit of his wife.

9 Includes 1,671.191 shares held by H. G. Mays Corp. of which he is the president and principal shareholder.

10 Includes 3,600 shares owned by Mr. Mitchell's wife, Jean G. Mitchell; 2,800 in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

11 Includes 16,408 shares held by himself and his brother, John R. Sower, and his sister, Lynn S. Bufkin, in various trusts for the benefit of his children and the other grandchildren of his parents.

12 Includes 30,750 shares held by Dr. Stewart as trustee for his own benefit; and 5,000 shares held in trust by Farmers Bank for the benefit of three of his children.

13 Includes 87.84 shares held by Dr. Sutterlin's three children; and 8,450 shares held in an individual retirement plan trust for his benefit.

14 Includes 1,064.362 held by Mr. Sykes' wife, Sue A. Sykes; and 663.692 held by the ESOP.

                      FURTHER INFORMATION AS TO MANAGEMENT

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years by the Corporation's Chief Executive Officer and the Corporation's other three highest-paid executive officers.

--------------------------------------------------------------------------------
                                              Long Term Compensation
                                           ---------------------------
         Annual Compensation               Awards              Payouts
         -------------------------------------------------------------
(a)       (b)    (c)        (d)    (e)     (f)       (g)       (h)     (i)
                                   Other
Name                               Annual  Restricted                  All Other
and                                Compen- Stock    # of Stock LTIP    Compen-
Principal                          sation  Awards   Options    Payouts sation  2
Position  Year  Salary($)  Bonus($) ($)     ($)     Granted 1   ($)      ($)
--------------------------------------------------------------------------------

Charles S
Boyd      1995  213,576.65                                             14,543.07
President 1996  234,330.75 17,625.00                                   13,500.00
& CEO     1997  244,715.47  7,350.00                 29,000 shs.       15,342.00

William R
Sykes
President
& CEO     1995  173,034.98                                             12,921.40
Farmers   1996  173,134.94 12,977.62                                   13,500.00
Bank      1997  176,884.94  5,308.05                 10,000 shs.       19,470.00

James H
Childers
EVP,      1995   99,299.00                                              7,671.92
Secr.,Gen 1996  114,556.97  7,696.12                                    9,221.15
Counsel   1997  120,889.98  3,214.95                 10,000 shs.        8,567.22

G. Anthony
Busseni
President
& CEO     1995   85,511.20                                              6,840.52
Farmers   1996   99,128.22  6,868.49                                    8,223.99
G-town    1997  106,372.92  2,864.40                  10,000 shs.       7,629.79

1 Options were granted by the Corporation's Board of Directors on September 9, 1997 subject to shareholder ratification at the 1998 Annual Meeting. For a description of the plan pursuant to which the options were granted, including the schedule for vesting and rights or exercise by the named officers, see the discussion in the section of this Proxy Statement entitled "Ratification of Stock Option Plan".

2 The amounts reflected in this column include the amounts contributed by the Corporation to the accounts of the named individuals in the Corporation Pension Plan and the Corporation Salary Savings Plan, both of which are described below.


STOCK OPTIONS GRANTED IN 1997 AND YEAR-END VALUES

     The following table provides information regarding stock options granted by the Board of Directors of the Corporation in 1997. The grants of options reflected in the following table are subject to shareholder ratification at the 1998 Annual Meeting. For a description of the plan pursuant to which the options were granted, see the discussion in the section of this Proxy Statement entitled "Ratification of Stock Option Plan". The full text of the plan is reproduced in Appendix A to this Proxy Statement.

INDIVIDUAL GRANTS

--------------------------------------------------------------------------------
     (a)                (b)           (c)        (d)         (e)        (f)
                     Number of     % of Total
                     Securities    Options
                     Underlying    Granted to Per Share               Grant Date
                     Options       Employees  Exercise    Expiration  Present
Name                 Granted 1     in 1997    Price ($)2  Date        Value ($)3
--------------------------------------------------------------------------------

Charles S. Boyd       29,000        12.89       49.00       9/9/2007    199,230
William R. Sykes      10,000         4.44       49.00       9/9/2007     68,700
James H. Childers     10,000         4.44       49.00       9/9/2007     68,700
G. Anthony Busseni    10,000         4.44       49.00       9/9/2007     68,700

1 The options granted to the named executives become exercisable ratably over a period of four to six years, first commencing one year following the grant date (September 9, 1997). For a description of the plan pursuant to which the options were granted, see the discussion in the section of this Proxy Statement entitled "Ratification of Stock Option Plan". The full text of the Plan is reproduced in Appendix A to this Proxy Statement.

2 The closing market price for the Corporation Common Stock on September 9, 1997, the date the Board, subject to stockholder ratification, granted the stock options, was $49.00 per share. Since that date, the market price of Corporation Common Stock underlying the options has increased. On February 20, 1998, the closing market price for Corporation Common Stock was $62.25 per share. For more information regarding the recent market prices of Corporation Common Stock, see the discussion in the section of this Proxy Statement entitled "Ratification of Stock Option Plan".

3 Options were valued using the Black-Scholes option pricing model, which generates a theoretical value based upon certain factors and assumptions. Therefore, the value which is calculated is not intended to predict future prices of the Corporation Common Stock. The actual value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions, and continued service with the Corporation, since options remain exercisable for only a limited period following retirement, death, or disability. The grant date present value has not bee adjusted for the impact of ordinary income tax to the option holder. There can be no assurance that the values reflected in this table or any other value will be achieved. In addition to the stock value at the date of grant and the exercise price, the following assumptions were used to calculate the values reflected in the table: dividend yield of 5.31%, expected volatility of 19.3%, risk free interest rate of 5.75%, and the expected life of 7 years.

     The following table provides information concerning the year-end value of unexercised stock options.

                                              Number of Unexercised      Value of Unexercised
                   Shares                         Options at            In-the-Money Options at
                   Acquired     Value         December 31, 1997 1         December 31, 1997 2
Name               on Exercise  Realized  Exercisable   Unexercisable  Exercisable Unexercisable
------------------------------------------------------------------------------------------------

Charles S. Boyd         0           $0          0           29,000          $0        $435,000
William R. Sykes        0            0          0           10,000           0         150,000
James H. Childers       0            0          0           10,000           0         150,000
G. Anthony Busseni      0            0          0           10,000           0         150,000

1 The options reflected in this table were granted by the Corporation's Board of Directors on September 9, 1997, subject to shareholder ratification at the 1998 Annual Meeting.

2 The value of unexercised options represents, on a pre-tax basis, the difference between the closing price of Corporation Common Stock on December 31, 1997, which was $64.00 per share, and the exercise price of the options.
------------------------------------------------------------------------


COMPENSATION OF DIRECTORS

     Directors of the Corporation, other than the Chief Executive Officer, whether active or advisory, receive a quarterly fee of $1,500.00. Dr. John P. Stewart receives $2,000.00 per quarter for serving as Chairman of the Board. In addition, active and advisory directors receive $250.00 per meeting for serving on committees of the Board. All active and advisory directors receive a year end retainer of $4,000.00.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     According to information provided to the Corporation by its directors and officers, all are in compliance with Section 16(a) of the Securities Exchange Act of 1934.

REPORT OF COMPENSATION COMMITTEE

     The Compensation  Committee,  in 1996, was composed of Dr. John P. Stewart,
M. D., Chairman of the Board of Directors, Mr. Charles T. Mitchell, CPA, a former director and now an advisory directors, and Dr. John D. Sutterlin, DMD, a director. In May, 1997, Frank W. Sower, Jr. Replaced Dr. John D. Sutterlin on the Compensation Committee. All are independent, outside directors or advisory directors. The Compensation Committee met in 1996 in order to set Mr. Boyd's salary for 1997 as indicated on the foregoing table. Mr. Boyd's compensation was set at a level consistent with chief executive officers of financial institutions of comparable size according to information available to the committee from a survey conducted on an annual basis by a regional accounting firm specializing in bank auditing. His salary for 1997 was slightly above the third quartile of regional chief executive officers.

     In setting Mr. Boyd's salary for 1997, the Committee considered the fact that earnings in 1996 exceeded those for 1995 even after factoring out a $2.1 million nonrecurring gain on the sale of loans in 1996. After adjusting for the nonrecurring gain, 1996 net income increased 1.45% over 1995. The Corporation was able to sell $11.5 million of high yielding, high risk installment loans at a substantial gain while increasing the quality of the remaining portfolio. The average balance of earning assets for the year grew $36 million or 4.6%. Noninterest expenses were decreased by $626 thousand, nearly 2%.

     The chief executive officer is responsible for recommending the salaries of the other named executive officers. The salaries, as indicated, were accepted by the Compensation Committee without object. The Board approved the actions of the Compensation Committee. The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the market place practices of other bank holding companies, will retain and attract executives who can achieve the short and long term goals of the Corporation. The policy is to provide for competitive base salaries which reflect individual levels of responsibility and performance and annual incentive payments based upon the achievement of annual Corporation performance. The
combined  result  is  the  strengthening  of  the  mutuality   interest  in  the
Corporations' long term performance between its executive officers and the Corporation's shareholders.

     The Compensation Committee is also responsible for administering the Corporation's incentive plan. The plan is designed to award incentive payments to all full-time employees of the Corporation and its subsidiaries when certain threshold levels of performance are met. The Committee establishes the incentive threshold at the earnings level recommended by the management of the Corporation. As the earnings of the Corporation exceed that threshold, certain incentive percentages are triggered. For example, if earnings exceed the budgeted threshold by an amount equal to 1% of the full-time employee salaries, then the employees get a 1/2 of 1% incentive payment. Likewise, if the earnings exceed the threshold by 2% of full-time employee salaries, the employees get a 1% incentive payment. In 1995, the threshold was not met and no incentive was paid. For 1996, the threshold was exceeded and the employees received an additional 7.5% in salary. In 1997, the threshold was once again exceeded and the employees received an additional 3% in salary.

     On September 9, 1997, the Compensation Committee recommended to the Board of Directors that it adopt a stock option plan (the "Plan") for the benefit of seventy (70) of the Corporation's executive and nonexecutive officers. The Board adopted the Plan and issued grants pursuant to it subject to the ratification by the shareholders. The Plan as hereinafter discussed, is subject to the ratification by the shareholders at the 1997 Annual Meeting of Shareholders on May 12, 1998.

     All amounts of compensation indicated are deductible for income tax purposes.

                              Dr. John P. Stewart, M.D.
                              Charles T. Mitchell, C.P.A.
                              Frank W. Sower, Jr.

COMPARISON OF CUMULATIVE  TOTAL RETURN AMONG FARMERS  CAPITAL BANK  CORPORATION,
             NASDAQ MARKET INDEX AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index (broad market index) and MG Industry Group Index (peer group index). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The NASDAQ Market Index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The MG Industry Group Index consists of 32 banking companies in the southeastern United States. The Corporation is among the 32 companies included in the MG Industry Group Index.

Measurement Period       Farmers Capital     NASDAQ         MG
(Fiscal Year Covered)    Bank Corporation    Market Index   Group Index
-----------------------------------------------------------------------
(Measurement Point - 12/31/92; $100.00)

FYE 12/31/93             129.77              119.95         105.70
FYE 12/31/94             149.89              125.94         106.13
FYE 12/31/95             168.76              163.35         142.61
FYE 12/31/96             174.10              202.99         184.25
FYE 12/31/97             283.35              248.30         326.12

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1992

CORPORATION PENSION PLAN

     The Corporation and its subsidiaries maintain a Pension Plan for their respective employees, which functions both as an employee stock ownership plan and as a money purchase pension plan. Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the Pension Plan. For purposes of the Plan, a year of service is a twelve-month period in which an employee works at least 1000 hours. The money purchase portion of the Pension Plan provides that the Corporation shall contribute to the Plan for a Plan Year on behalf of each participant an amount equal to 4% of such participant's compensation for the Plan Year.

     In addition to the money purchase component of the Pension Plan, the Pension Plan also includes an employee stock ownership component. The Pension Plan provides that the Corporation, in addition to its 4% contribution, may at its discretion contribute additional amounts (up to the maximum imposed by federal law), which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. Such shares of Corporation Common Stock may be acquired from the Corporation, its shareholders or the open market and may be acquired at any price provided that the price does not exceed the market price at the time of the purchase. A 1% discretionary contribution was made to the Pension Plan in 1996; no contribution was made to the Pension Plan in 1997.

     Amounts voluntarily contributed by a participant to the participant's tax-deferred account under the Savings Plan, described below, are considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Pension Plan. The benefits which a participant can ultimately expect to receive from the Pension Plan are based upon the amount of the annual contributions made by the Corporation to his or her account together with the accumulated value of all earnings on those contributions.

     A participant who has completed seven years of service with the Corporation or its subsidiaries will be 100% vested in the balance of his or her account. The Pension Plan's vesting schedule is as follows: three years of service, 20% vested; four years of service, 40% vested; five years of service, 60% vested; six years of service, 80% vested; and seven years of service, 100% vested.

     The Corporation's officers listed above in the compensation table participate in the Pension Plan, and the amounts shown in the compensation table under the caption "All Other Compensation" include the amounts contributed in 1997 for the benefit of the following officers: Mr. Boyd $6,400.00; Mr. Childers, $4,283.60; Mr. Sykes $6,400.00; Mr. Busseni $3,814.92; and the
officers as a group $25,828.31.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees who have attained the age of 21 and who have completed one year of service with the Corporation or its subsidiaries. A year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan provides for three types of contributions, as follows:

     1. Voluntary tax deferred contributions made by the participant.

     2. Matching contributions made by the Corporation.

     3. Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 1997, such limit was $9,500.00.

     All tax deferred contributions made by a participant up to an amount equal to 4% of such participant's compensation are matched on a dollar-for-dollar basis by a Corporation contribution to the Savings Plan, subject to certain limitations. No matching contributions are made with regard to a participant deferral contribution in excess of 4% of compensation. The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made no discretionary contribution to the Savings Plan in 1997. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation.

     Amounts voluntarily contributed by a participant to the participant's tax-deferred account under the Savings Plan are considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     The Salary Plan participants are immediately vested in 100% of their tax-deferred voluntary contributions. As to all other amounts contributed by the Corporation to the Savings Plan, the vesting schedule mirrors that of the Corporation Pension Plan enumerated above.

     The amounts shown in the compensation table above under the caption "All Other Compensation" include the matching contribution amounts made in 1997 by the Corporation for the benefit of the Corporation's officers participating in the Savings Plan, as follows: Mr. Boyd, $6,400.00; Mr. Childers, $4,283.62; Mr. Sykes, $6,400.00; Mr. Busseni, $3,814.87, and the officers as a group, $20,689.97.

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with directors and executive officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     The Corporation and Farmers Bank purchase certain insurance coverage through the Pat Sullivan Insurance Agency, Inc., paying an annual premium which was $552,079 for the Corporation in 1997. Mr. Michael M. Sullivan, a former director and officer of FCB Services, Inc. (retired August 1997), is the president, a director, and significant shareholder of the Pat Sullivan Insurance Agency, Inc.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company for $30,505 per year. Mr. Charles T. Mitchell is an advisory director of the Corporation and is a former partner (now retired) in the Charles T. Mitchell Company.

                          RATIFICATION OF STOCK OPTION PLAN

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL, WHICH IS DESIGNATED IN THE PROXY AS ITEM 2. ASSUMING A QUORUM, ADOPTION OF THE PROPOSAL REQUIRES THAT THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION.

     The Farmers Capital Bank Corporation Nonqualified Stock Option Plan ("the Plan") was approved by the Corporation's Board of Directors on and effective September 9, 1997, subject, however, to ratification by the shareholders of the Corporation at the 1998 Annual Meeting of Shareholders. The complete text of the Plan is set forth in Appendix A.

     The purpose of the Plan is to provide key employees of the Corporation and its subsidiaries with incentives that will stimulate increased personal involvement in the success of the Corporation and promote continuity of services from such key employees. Participants in the Plan will include officers and employees of the Corporation.

     Under terms of the Plan, a total of 225,000 shares ("Option Shares") of the of the Corporation's Common Stock became available for the granting of options to key employees. Acting under the terms of the Plan, the Board of Directors on September 9, 1997 granted, subject to shareholder ratification, options on all Optioned Shares to officers and employees of the Corporation designated by the Board. The following table indicates the of shares underlying the options granted under the Plan to the named executive officers or groups.

PLAN BENEFITS

                                                                  Number of
Name and Position                                                Shares Granted
-------------------------------------------------------------------------------

Charles S. Boyd                                                     29,000
President and CEO

William R. Sykes                                                    10,000
President and CEO of Farmers Bank

James H. Childers                                                   10,000
Executive Vice President, Secretary and General Counsel

G. Anthony Busseni                                                  10,000
President and CEO of Farmers Georgetown

All (9) current executive officers as a group                      109,000

All nonexecutive outside directors as a group                            0

All (61) nonexecutive officers and employees as a group            116,000

     All executive officers of the Corporation participate in the Plan. Directors who are not officers or employees, however, are not participants in the Plan. The following persons who are directors or nominees for director participate in the Plan due to their status as officers or employees of the
Corporation:  G. Anthony Busseni; James H. Childers;  Charles S. Boyd; and Lloyd

C. Hillard, Jr. The participation levels of Messrs. Busseni, Childers and Boyd are indicated in the above table. Mr. Hillard's participation in the Plan amounts to 10,000 shares. No associate of any director, executive officer or nominee for director of the Corporation will receive grants of options under the Plan, except that Bruce G. Dungan, an officer of Farmers Bank and the son of Director E. Bruce Dungan, will receive an option of 1,000 shares.

     The Board established a schedule pursuant to which the options granted to each officer or employee vests and becomes exercisable by such officer or employee. Although the schedule for the vesting of the options and the right to exercise the options varies among employees, these rights accrue proportionately each year over a four to seven year period, first beginning on September 9, 1998, which is one year after the grant of the options by the Corporation's Board of Directors. Among the executive officers named in the above table, the vesting schedule and the right to exercise the options are as follows: for Mr. Sykes, it is proportional over four years; for Mr. Boyd and Mr. Childers, it is proportional over five years; and for Mr. Busseni, it is proportional over six years. Options granted under the Plan expire of September 9, 2007.

     The Plan as approved by the Board sets an exercise price of $49.00 per share on all Option Shares. This price amounts to the price of the last reported transaction in the Corporation's Common Stock on September 9, 1997, the day the option on the Option Shares were granted by the Board. In the twelve months immediately preceding February 21, 1998, the highest closing transaction reported for the Corporation's Common Stock was $69.50 per share on December 4, 1997, and the lowest closing transaction reported during the period was $39.50 on May 20, 1997. As of February 20, 1998, the closing transaction for the Corporation's Common Stock was $62.25 per share.

     Under the terms of the Plan, the Board has delegated broad administrative authority and responsibility for the Plan to a committee selected by the Board.

     The Board without approval of the shareholders of the Corporation retains authority to terminate or amend the Plan. Once the shareholders have ratified the Plan, however, the Board cannot modify the terms of the Plan in any manner that adversely affects the rights of the participants in the Plan.

     If a participant's employment is terminated by reason of death, disability or resignation, any outstanding stock options then exercisable continue to be exercisable for a limited period of time (normally, six months in the case of death, twelve months in the case of disability, and three months in the case of resignation) or for the remaining term of the stock option, whichever is shorter. If a participant's employment is terminated by the Corporation for any reason other than cause, the stock option will be exercisable for three months or for the remaining term of the stock option, whichever is shorter. If the participant's employment is terminated by the Corporation for cause, the participant will forfeit immediately upon termination all rights to exercise the stock options. Cause means certain acts described in the Plan, including embezzlement, fraud, dishonesty or breach of fiduciary duty to the Corporation.

     Under current Federal income tax laws, the Plan will have the following tax consequences. The grant of an option creates no taxable income to a participant and no tax deduction to the Corporation. Upon exercise of the option, the participant will recognize ordinary income to the extent that the fair market value of the Common Stock at the time of exercise exceeds the option price. This income will be reported on the employee's Form W-2 and the employee will be subject to all withholding taxes. To the extent the participant recognizes ordinary income at the time of exercise, the Corporation will be entitled to a corresponding tax deduction.

     In the event of a "change of control" of the Corporation, options on all Option Shares become fully vested. A "change of control" is defined as the acquisition by any person or group of more than 50% of the total fair market value of the total voting power of the stock of the Corporation, whether or not such acquisition was approved or supported by the Corporation's Board of Directors. If the Corporation either sells substantially all of its assets or merges into another corporation in a transaction in which the Corporation is not the surviving corporation, then the acquiring or surviving corporation may assume all outstanding options or substitute equivalent options for the outstanding options. If the acquiring or surviving corporation does not assume or provide substitutes for the outstanding options, all outstanding options fully vest upon the execution of the definitive agreement of sale or merger.

     In the event of a stock split, stock dividend, reverse stock or any increase or decrease in the number of issued shares of Corporation Common Stock effected without receipt of consideration of the Corporation, then the number of shares of Corporation Common Stock covered by the outstanding options, the number of Corporation Common Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted and the price per share of Corporation Common Stock covered by each outstanding option shall be proportionately adjusted. See the discussion of the proposed stock split in the section of the Proxy Statement entitled "Approval of Amendment to Articles of Incorporation Increasing Authorized Common Stock and Reducing Par Value".



               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
            INCREASING AUTHORIZED COMMON STOCK AND REDUCING PAR VALUE

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL, WHICH IS DESIGNATED IN THE PROXY AS ITEM 3. ASSUMING A QUORUM, ADOPTION OF THIS PROPOSAL REQUIRES THE APPROVAL BY A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

GENERAL

     At its meeting on January 26, 1998, the Corporation's Board of Directors unanimously adopted a resolution that proposed and recommended to shareholders an amendment to the Corporation's Articles of Incorporation. The proposed amendment increases the Corporation's authorized Common Stock from 4,804,000 shares to 9,608,000 shares and reduces the par value of the Common Stock from $0.25 to $0.125 per share. The proposed amendment requires shareholder approval at the 1998 Annual Meeting.

     Such an increase in the number of authorized shares of Common Stock and the change in par value would be effected by amending Article IV of the Corporation's Articles of Incorporation so that the first sentence of Article IV reads as follows (with the changed portion in italics): " The total authorized number of shares of capital stock of the corporation shall be NINE MILLION, SIX HUNDRED AND EIGHT THOUSAND (9,608,000) SHARES, ALL OF WHICH SHARES SHALL BE COMMON STOCK OF A PAR VALUE OF TWELVE AND ONE-HALF CENTS ($0.125) each."

     The additional shares of Common Stock for which authorization is sought herein would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

PURPOSE OF THE AMENDMENT

     The purpose of this amendment to the Articles of Incorporation is to provide sufficient shares for a split of the Common Stock of the Corporation.

     At the same time that it adopted the resolution proposing the amendment to the Corporation's Articles of Incorporation, the Board declared a two-for-one stock split of the Corporation's Common Stock, which would be effected as a special distribution of one additional share of Common Stock for each share of Common Stock outstanding. Shareholders are not being asked to vote on the stock split, but the stock split will not take place unless the proposed amendment increasing the number of authorized shares and lowering the par value is approved by shareholders. Without this amendment, the Corporation would not have enough authorized but unissued shares of Common Stock to double the number of its outstanding shares with the stock split. Readers should note that none of the share-related data in the Proxy Statement is adjusted to take into account the proposed stock split.

EFFECTS OF THE STOCK SPLIT

     As of February 15, 1998, 3,780,120 shares of Common Stock were issued and outstanding. Assuming approval of the amendment, the stock split will become effective, and the Corporation thereupon will have 7,560,240 issued and outstanding shares of $0.125 par value Common Stock. The Corporation will have a balance of 1,608,000 authorized but unissued and unreserved shares of $0.125 par value Common Stock. The Board of Directors has no present intent to use the authorized but unissued shares for any purpose and has no present intent to seek authorization of additional shares.

     The Corporation's shareholders do not have preemptive rights. Thus, should the Corporation's Board of Directors elect to issue additional shares of Common Stock, existing shareholder would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power, and shareholdings of current shareholders.

     No change in total shareholders' equity will result from the stock split. Although each shareholder following the stock split will have twice as many shares as before the split, the par value of each share will be reduced by one-half. After the stock split, purchases and sales of Common Stock by an individual stockholder may be subject to higher brokerage charges and applicable stock transfer taxes than on a pre-split transaction of equivalent market value, due to the greater number of shares of Common Stock involved after the stock split. In addition, the Corporation will incur certain expenses in connection with the stock split, such as the cost of preparing and delivering to shareholders new certificates representing additional shares.

     The Corporation has been advised that, based on current tax law, the stock split should not result in any gain or loss for Federal income tax purposes. The tax basis of every share held before the stock split will be allocated between the two shares held as a result of the distribution, and the holding period of the new shares will include the holding period of the shares with respect to which they were issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and shareholders subject to such laws are urged to consult their tax advisers.

     The Board of Directors' ability to issue authorized but unissued shares of Common Stock might discourage a takeover attempt because the issuance of additional shares could dilute the voting power of the Common Stock then outstanding. The Corporation is not aware of any effort to accumulate the Common Stock or obtain control of the Corporation by tender offer, proxy contest, or otherwise, and the Corporation has no present intention to use shares of authorized but unissued Common Stock for anti-takeover purposes.


                RATIFICATION OF INDEPENDENT PRINCIPAL ACCOUNTANTS

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL, WHICH IS DESIGNATED IN THE PROXY AS ITEM 4. ASSUMING A QUORUM, ADOPTION OF THIS PROPOSAL REQUIRES THAT THE VOTES CAST FAVORING THE ACTION EXCEED THE VOTES CAST OPPOSING THE ACTION.

     The Board of Directors of the Corporation has appointed (subject to shareholder ratification) KPMG Peat Marwick LLP as principal accountants for the Corporation and its subsidiaries for the year 1998.

     KPMG Peat Marwick LLP replaced Coopers & Lybrand L.L.P. (the "Former Accountant") as principal accountants for the Corporation on February 28, 1997. The change is the Corporation's independent public accountants was the result of a formal process conducted by an appointed committee involving several accounting firms. The decision to change accountants was approved by the Corporation's Board of Directors.

     Neither KPMG Peat Marwick LLP's report on the consolidated financial statements for 1997 or the Former Accountant's report on the consolidated financial statements for 1996 contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     None of the following events has occurred within the Corporation's two most recent fiscal years:

     (A) the Former Accountant did not advise the Corporation that the internal controls necessary for the Corporation to develop reliable financial statements do not exist;
     (B) the Former Accountant did not advise the Corporation that information had come to the Former Accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;
     (C) the Former Accountant did not advise the Corporation of the need to expand significantly the scope of its audit, or that information had come to the Former Accountant's attention that if further investigated could (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements), or
         (ii) cause it to be unwilling to rely on management's representations or be associated with the Corporation's financial statements, and (2) due to the accountant's dismissal, or for any other reason, the Former Accountant did not so expand the scope of its audit or conduct such further investigation; or
     (D) (1) the Former Accountant did not advise the Corporation that information had come to the Former Accountant's attention that it concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements issued or to be issued covered by an audit report (including information that, unless resolved to the Former Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the Former Accountant's dismissal, or for any other reason, the issue had not been resolved to the Former Accountant's satisfaction prior to its dismissal.


     During the two most recent fiscal years neither the Corporation, nor anyone on its behalf, consulted KPMG Peat Marwick LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, where either a written report was provided to the Corporation or oral advice was provided, that KPMG Peat Marwick LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     Although it is not legally required, the Board of Directors is submitting the selection of KPMG Peat Marwick LLP for ratification at the Meeting.

     Representatives of KPMG Peat Marwick LLP will be present at the Meeting with the opportunity to make a statement and respond to appropriate questions.

                                     GENERAL

     1999 ANNUAL MEETING. It is presently contemplated that the 1999 Annual Meeting of the Shareholders will be held on or about May 11, 1999. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 1999 Annual Meeting of Shareholders, it must be received by the Secretary of the Corporation no later than December 5, 1998. It is urged that any proposals be sent by certified mail, return receipt requested.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by directors and officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters which will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors,


                                       James H. Childers
                                       Secretary
Frankfort, Kentucky
April 3, 1998

                                   Appendix A


                        FARMERS CAPITAL BANK CORPORATION
                         NONQUALIFIED STOCK OPTION PLAN



1.       PURPOSE

The purpose of this Farmers Capital Bank Corporation Nonqualified Stock Option Plan ("the Plan") is to provide a method whereby those key employees of Farmers Capital Bank Corporation and its affiliates (collectively, "the Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders. Options granted to employees under the Plan are intended to be nonqualified stock options (NQSOS) under the Internal Revenue Code of 1986, as amended (the "Code"). The word "affiliate," as used in the Plan, means any corporation in any unbroken chain of corporations beginning or ending with the Company, if at the time of the granting of an option, each corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.       ADMINISTRATION

The following provisions shall govern the administration of the Plan:

(a) Board or Committee Administration. The Plan shall be administered by the Board of Directors which may delegate its administrative powers and authority under the Plan, in whole or in part, to one or more duly appointed committees of the Board (including a committee described in Subsection 2(b) below.) The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

(b) Special Rule for Officers and Directors. The grant of options to employees who are officers or directors of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either (i) the Board of Directors, or (ii) a duly appointed committee of the Board composed solely of two or more nonemployee directors having full authority to act in the matter.

(c) Designation. The Board of Directors and any committee(s) referred to in Subsection 2(a) or 2(b) is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

(d) Committee Powers. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

(i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan;

(ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan;

(iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto;

(iv) specify the number of shares to be covered by each option;

(v) determine the fair market value of shares of the Company's common stock for any purpose under the Plan;

(vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

(vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee; and

(viii)  make  all  other  determinations   deemed  necessary  or  advisable  for
administering the Plan.

The Committee's determination on the foregoing matters shall be conclusive.

3.       ELIGIBILITY

The persons who shall be eligible to receive the discretionary grant of options under the Plan shall be those key employees and officers of the Company (including employees and officers of the Company who are also directors of the Company) selected for participation by the Committee ("Eligible Persons"). Notwithstanding any other provision of the Plan, no Eligible Person shall be granted options to purchase more than an aggregate number of shares of the Company's common stock under the Plan which the Company may determine from time to time, as adjusted pursuant to Section 7.

4.       THE SHARES

The shares of stock subject to options authorized to be granted under the Plan shall consist of 225,000 shares of the Company's $0.25 par value Common Stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for the Shares or to which the Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are
(i) delivered by an optionee in payment of the exercise  price of an option,  or
(ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes, shall again become available for the grant of options under the Plan.

5.       NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

Each option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

(a) Exercise Price. The exercise price of each option shall be $49.00, which equals one hundred percent (100%) of the fair market value of a Share of the Company on the date September 9, 1997.

(b) Duration of Options. No option shall be exercisable after the expiration of ten (10) years from the date on which that option is granted.

(c) Right to Exercise. Each nonqualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option.

(d) Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise an option then held shall be only as follows:

DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than cause, the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of an optionee's employment by the Company will be for reasons other than cause if the termination is NOT due to an act by the optionee that is described below under "Termination for Cause."

TERMINATION FOR CAUSE: If an optionee's employment is terminated by the Company because the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company, the optionee shall have the right no later than the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised on this date, the option will terminate.

6.       ADDITIONAL TERMS AND CONDITIONS OF OPTIONS

The following terms and conditions shall apply to all options granted pursuant to the Plan:

(a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Company at the address specified in the written agreement evidencing the option. The written notice must identify the option or part thereof being exercised and specify the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of Shares which (i) have been owned by the optionee for at least six
(6) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise. The sale of the Shares, must be a sale back to the Company.

The Company shall deliver to the optionee, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for the Shares acquired under the option dated the date the option was validly exercised; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In addition, an option may be exercised by delivering to the Company an exercised notice instructing the Company to deliver the certificates for the Shares purchased to the optionee. The sale of the Shares, must be a sale back to the Company.

(b) Transferability of Options and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative.

(c) Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least six (6) months (or such other period as the Committee may require) to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

(d) Fair Market Value of Shares. For any purposes under the Plan, fair market value per Share shall mean, where there is a public market for the Shares, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the NASDAQ National Market) of the Shares for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ Stock Market or the National Quotation Bureau). If this fair market value information is not available for the date of grant, then such information for the last preceding date for which it is available shall be considered as the fair market value.

(e) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

7.    ADJUSTMENT OF, AND CHANGES IN, THE SHARES

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b) Dissolution, Liquidation, Sale, or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation. In the event there is a change in control as defined below, all options granted under this Plan shall become fully vested. Change in control shall be defined as a change in ownership or control of the Company when any one person, or persons acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, possesses more than fifty percent of the total fair market value or total voting power of the stock of the Company. If any one person, or persons acting as a group, are considered to own more than fifty percent of the total fair market value of the total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in ownership of the Company.

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall fully vest upon the execution of a definitive agreement of the sale or merger of the Company (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of the consummation of the transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

(c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 7.

Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.       AMENDMENT AND TERMINATION OF THE PLAN

The Board shall have complete power and authority to terminate or amend the Plan. Except as provided in Section 7, no termination, modification or amendment of the Plan may, without the consent of optionees to whom options were previously granted under the Plan, adversely effect the rights of those optionees. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

The Plan, unless sooner terminated, shall terminate on a date which the Board may so specify. An option may not be granted under the Plan after the Plan is terminated.

9.       EFFECTIVENESS OF THE PLAN

The Plan is effective September 9, 1997, subject to the ratification by the Company's shareholders at the shareholder's meeting to be held in 1998.

10.      INFORMATION TO OPTIONEES

The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

11.      PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE

No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the Kentucky securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

12.      INDEMNIFICATION

To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

Date Plan Approved by the Board: September 9, 1997

FARMERS CAPITAL BANK CORPORATION

BY: /s/ Charles S. Boyd
Charles S. Boyd
President and Chief Executive Officer

                                FARMERS CAPITAL
                                BANK CORPORATION


                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT







                               ANNUAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 12, 1998

                      FARMERS CAPITAL BANK CORPORATION
                                     PROXY

Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 3, 1998 for the Annual
Meeting of Shareholders to be held May 12, 1998. The undersigned shareholder hereby appoints Charles S. Boyd and Dr. John P. Stewart, or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank
Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 12, 1998, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following nominees as directors of the Corporation as set forth in the Board of Director's Proxy Statement, including discretionary authority of selective cumulation: 1) Lloyd C. Hillard, Jr., 2) Harold G. Mays,
3) Robert Roach, Jr., 4) Dr. John D. Sutterlin;

2. Ratification of the Corporation's Nonqualified Stock Option Plan, as described in the Proxy Statement;

3. Amendment of the Corporation's Articles of Incorporation to increase the authorized Common Stock and to reduce the par value of the Common Stock;

4. A proposal to ratify the appointment of KPMG Peat Marwick LLP as the Corporation's independent principal accountants for the calendar year 1998.

5. The transaction of such other business as may properly come before the meeting.

                        FARMERS CAPITAL BANK CORPORATION
                                PROXY REPLY CARD

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES REFERRED TO IN ITEM 1 (INCLUDING ANY SUBSTITUTE NOMINEE IN THE CASE OF UNAVAILABILITY); FOR RATIFICATION OF THE CORPORATION'S NONQUALIFIED STOCK OPTION PLAN, AS DESCRIBED IN THE PROXY STATEMENT AND REFERRED TO IN ITEM 2.; FOR THE AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK AND TO REDUCE THE PAR VALUE OF THE COMMON STOCK AS REFERRED TO IN ITEM 3; AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE CORPORATION'S INDEPENDENT PRINCIPAL ACCOUNTANTS FOR THE CALENDAR YEAR 1998 AS REFERRED TO IN ITEM 4.

1.       FOR ALL NOMINEES
         WITHHOLD ALL NOMINEES
         FOR ALL NOMINEES EXCEPT THOSE LISTED
         ------------------------------------

2.       FOR
         AGAINST
         ABSTAIN

3.       FOR
         AGAINST
         ABSTAIN

4.       FOR
         AGAINST
         ABSTAIN

PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS and will be voted as stated herein.

                        FARMERS CAPITAL BANK CORPORATION
                                     PROXY

I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                                Date                                        1998
                                    ---------------------------------------

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                                                     Signature of Shareholder(s)